                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        ----------------------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        ----------------------------------------
Title:  Senior Vice President

                                   EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                                   EXPIRATION
         TRUST)                           WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------
 Invesco Strategic Real     Invesco will waive advisory fees in an amount      4/30/2014    06/30/2017
 Return Fund                equal to the advisory fees earned on underlying
                            affiliated investments

  AIM INVESTMENT FUNDS                                                                      EXPIRATION
(INVESCO INVESTMENT FUNDS                 WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
-------------------------   ------------------------------------------------ -------------- ----------
 Invesco Global Targeted    Invesco will waive advisory fees in an amount      12/17/2013   06/30/2017
 Returns Fund               equal to the advisory fees earned on underlying
                            affiliated investments

 Invesco Strategic          Invesco will waive advisory fees in an amount       5/2/2014    06/30/2017
 Income Fund                equal to the advisory fees earned on underlying
                            affiliated investments

 Invesco Unconstrained      Invesco will waive advisory fees in an amount      10/14/2014   06/30/2017
 Bond Fund                  equal to the advisory fees earned on underlying
                            affiliated investments

 AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                                                  EXPIRATION
      SERIES TRUST)                       WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------
 Premier Portfolio          Invesco will waive advisory fees in the amount      2/1/2011    12/31/2016
                            of 0.07% of the Fund's average daily net assets

 Premier U.S.               Invesco will waive advisory fees in the amount      2/1/2011    12/31/2016
 Government Money           of 0.07% of the Fund's average daily net assets
 Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal
  Fund                                        September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2017
Invesco Summit Fund                               July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2017
Invesco International Small Company Fund          July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2017
Invesco European Growth Fund                    July 1, 2007     June 30, 2017
Invesco Global Growth Fund                      July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2017
Invesco International Companies Fund          December 21, 2015  June 30, 2017
Invesco International Core Equity Fund          July 1, 2007     June 30, 2017
Invesco International Growth Fund               July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco All Cap Market Neutral Fund           December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/         May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                     November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt
  Fund                                          June 14, 2010     June 30, 2017
Invesco Endeavor Fund                            July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund               May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund            December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/       September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/       December 17, 2013   June 30, 2017
Invesco Greater China Fund                       July 1, 2007     June 30, 2017
Invesco International Total Return Fund          July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund  December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund       December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                 December 17, 2013   June 30, 2017
Invesco MLP Fund                               August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2017
Invesco Premium Income Fund                   December 13, 2011   June 30, 2017
Invesco Select Companies Fund                    July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                    May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2017
Invesco High Yield Fund                         July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/       July 1, 2007     June 30, 2017
Invesco Money Market Fund                       July 1, 2007     June 30, 2017
Invesco Real Estate Fund                        July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/5/ Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2017
Invesco Comstock Fund                         February 12, 2010  June 30, 2017
Invesco Energy Fund                             July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2017
Invesco Technology Fund                         July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco Exchange Fund                         September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund                                        January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Conservative Income Fund               July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
----                                          --------------- ---------------
Invesco Advantage Municipal Income Trust II    May 15, 2012    June 30, 2017
Invesco Bond Fund                             August 26, 2015  June 30, 2017
Invesco California Value Municipal Income
  Trust                                        May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund      May 15, 2012    June 30, 2017
Invesco High Income Trust II                   May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust  August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust            May 15, 2012    June 30, 2017
Invesco Municipal Trust                        May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                        May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust        August 26, 2015  June 30, 2017
Invesco Senior Income Trust                    May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals  May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                   May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust           June 1, 2010    June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                          ------------ ---------- ------------------- -----------------
Invesco American Franchise Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013       June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2013       June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2013       June 30, 2016
   Class R Shares                             Contractual     2.25%      July 1, 2013       June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2013       June 30, 2016
   Class R6 Shares                            Contractual     1.75%      July 1, 2013       June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2013       June 30, 2016
Invesco California Tax-Free Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012       June 30, 2016
   Class B Shares                             Contractual     2.00%      July 1, 2012       June 30, 2016
   Class C Shares                             Contractual     2.00%      July 1, 2012       June 30, 2016
   Class Y Shares                             Contractual     1.25%      July 1, 2012       June 30, 2016
Invesco Core Plus Bond Fund
   Class A Shares                             Contractual     0.86%    January 1, 2015    December 31, 2016
   Class B Shares                             Contractual     1.61%    January 1, 2015    December 31, 2016
   Class C Shares                             Contractual     1.61%    January 1, 2015    December 31, 2016
   Class R Shares                             Contractual     1.11%    January 1, 2015    December 31, 2016
   Class R5 Shares                            Contractual     0.61%    January 1, 2015    December 31, 2016
   Class R6 Shares                            Contractual     0.61%    January 1, 2015    December 31, 2016
   Class Y Shares                             Contractual     0.61%    January 1, 2015    December 31, 2016
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012       June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2012       June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2012       June 30, 2016
   Class R Shares                             Contractual     2.25%      July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual     1.75%   September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2012       June 30, 2016
Invesco Equity and Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012       June 30, 2016
   Class B Shares                             Contractual     2.25%      July 1, 2012       June 30, 2016
   Class C Shares                             Contractual     2.25%      July 1, 2012       June 30, 2016
   Class R Shares                             Contractual     1.75%      July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual     1.25%      July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual     1.25%   September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual     1.25%      July 1, 2012       June 30, 2016
Invesco Floating Rate Fund
   Class A Shares                             Contractual     1.50%     April 14, 2006      June 30, 2016
   Class C Shares                             Contractual     2.00%     April 14, 2006      June 30, 2016
   Class R Shares                             Contractual     1.75%     April 14, 2006      June 30, 2016
   Class R5 Shares                            Contractual     1.25%     April 14, 2006      June 30, 2016
   Class R6 Shares                            Contractual     1.25%   September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual     1.25%    October 3, 2008      June 30, 2016
Invesco Global Real Estate Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009       June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2009       June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2009       June 30, 2016
   Class R6 Shares                            Contractual     1.75%   September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2009       June 30, 2016

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                     ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                        Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         1.75%             July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Low Volatility Equity Yield Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                        Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         1.75%             July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2016
   Investor Class Shares                 Contractual         2.00%             July 1, 2012      June 30, 2016
Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                        Contractual         1.50%             July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         2.25%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.25%             July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         1.25%             July 1, 2012      June 30, 2016
Invesco S&P 500 Index Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                        Contractual         0.79%          September 30, 2015 December 31, 2016
   Class C Shares                        Contractual         1.54%          September 30, 2015 December 31, 2016
   Class R5 Shares                       Contractual         0.54%          September 30, 2015 December 31, 2016
   Class Y Shares                        Contractual         0.54%          September 30, 2015 December 31, 2016
Invesco Small Cap Discovery Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2016
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual         1.75%             July 1, 2012      June 30, 2016
Invesco Strategic Real Return Fund
   Class A Shares                        Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                        Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                        Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                       Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                        Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2016
Invesco Diversified Dividend Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                             Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                      Contractual     2.00%      July 1, 2013    June 30, 2016
Invesco Summit Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                             Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2016
Invesco Global Core Equity Fund
   Class A Shares                             Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                             Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                             Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                             Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                            Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                             Contractual     2.00%      July 1, 2013    June 30, 2016
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                          ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                             Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                             Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                             Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                            Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                            Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                             Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                            Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                            Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                             Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                            Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                            Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                            Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                             Contractual         0.00%           November 4, 2009  April 30, 2017
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                            Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                            Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                             Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                            Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                            Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                            Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                             Contractual         0.00%           November 4, 2009  April 30, 2017
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                            Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                             Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                            Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                             Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                            Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                            Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                            Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                             Contractual         0.00%           November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                          ------------ ----------  ------------------- --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                             Contractual    0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                            Contractual    0.25%     February 12, 2010   April 30, 2017
   Class B Shares                             Contractual    1.00%      November 4, 2009   April 30, 2017
   Class C Shares                             Contractual    1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                            Contractual    1.00%     February 12, 2010   April 30, 2017
   Class R Shares                             Contractual    0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                            Contractual    0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                            Contractual    0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                            Contractual    0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                             Contractual    0.00%      November 4, 2009   April 30, 2017
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                             Contractual    0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                            Contractual    0.25%     February 12, 2010   April 30, 2017
   Class B Shares                             Contractual    1.00%      November 4, 2009   April 30, 2017
   Class C Shares                             Contractual    1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                            Contractual    1.00%     February 12, 2010   April 30, 2017
   Class R Shares                             Contractual    0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                            Contractual    0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                            Contractual    0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                            Contractual    0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                             Contractual    0.00%      November 4, 2009   April 30, 2017
Invesco Conservative Allocation Fund
   Class A Shares                             Contractual    1.50%        July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.25%        July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.25%        July 1, 2012     June 30, 2016
   Class R Shares                             Contractual    1.75%        July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.25%        July 1, 2012     June 30, 2016
   Class S Shares                             Contractual    1.40%        July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.25%        July 1, 2012     June 30, 2016
Invesco Convertible Securities Fund
   Class A Shares                             Contractual    1.50%        July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.25%        July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.25%        July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.25%        July 1, 2012     June 30, 2016
   Class R6 Shares                            Contractual    1.25%     September 24, 2012  June 30, 2016
   Class Y Shares                             Contractual    1.25%        July 1, 2012     June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund
   Class A Shares                             Contractual    1.46%        May 1, 2015      April 30, 2016
   Class B Shares                             Contractual    2.21%        May 1, 2015      April 30, 2016
   Class C Shares                             Contractual    2.21%        May 1, 2015      April 30, 2016
   Class R Shares                             Contractual    1.71%        May 1, 2015      April 30, 2016
   Class R5 Shares                            Contractual    1.21%        May 1, 2015      April 30, 2016
   Class Y Shares                             Contractual    1.21%        May 1, 2015      April 30, 2016
Invesco Growth Allocation Fund
   Class A Shares                             Contractual    2.00%        July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2012     June 30, 2016
   Class R Shares                             Contractual    2.25%        July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2012     June 30, 2016
   Class S Shares                             Contractual    1.90%        July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2012     June 30, 2016

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                          ------------ --------------------- ------------------- --------------
Invesco Income Allocation Fund
   Class A Shares                             Contractual         0.25%             May 1, 2012      April 30, 2017
   Class B Shares                             Contractual         1.00%             May 1, 2012      April 30, 2017
   Class C Shares                             Contractual         1.00%             May 1, 2012      April 30, 2017
   Class R Shares                             Contractual         0.50%             May 1, 2012      April 30, 2017
   Class R5 Shares                            Contractual         0.00%             May 1, 2012      April 30, 2017
   Class Y Shares                             Contractual         0.00%             May 1, 2012      April 30, 2017
Invesco International Allocation Fund
   Class A Shares                             Contractual         2.25%             May 1, 2012      June 30, 2016
   Class B Shares                             Contractual         3.00%             May 1, 2012      June 30, 2016
   Class C Shares                             Contractual         3.00%             May 1, 2012      June 30, 2016
   Class R Shares                             Contractual         2.50%             May 1, 2012      June 30, 2016
   Class R5 Shares                            Contractual         2.00%             May 1, 2012      June 30, 2016
   Class Y Shares                             Contractual         2.00%             May 1, 2012      June 30, 2016
Invesco Mid Cap Core Equity Fund
   Class A Shares                             Contractual         2.00%             July 1, 2009     June 30, 2016
   Class B Shares                             Contractual         2.75%             July 1, 2009     June 30, 2016
   Class C Shares                             Contractual         2.75%             July 1, 2009     June 30, 2016
   Class R Shares                             Contractual         2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                            Contractual         1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                            Contractual         1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                             Contractual         1.75%             July 1, 2009     June 30, 2016
Invesco Moderate Allocation Fund
   Class A Shares                             Contractual         1.50%             July 1, 2012     June 30, 2016
   Class B Shares                             Contractual         2.25%             July 1, 2012     June 30, 2016
   Class C Shares                             Contractual         2.25%             July 1, 2012     June 30, 2016
   Class R Shares                             Contractual         1.75%             July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual         1.25%             July 1, 2012     June 30, 2016
   Class S Shares                             Contractual         1.40%             July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual         1.25%             July 1, 2012     June 30, 2016
Invesco Multi-Asset Inflation Fund
   Class A Shares                             Contractual  1.36% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                             Contractual  2.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                             Contractual  1.61% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                            Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                            Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                             Contractual  1.11% less net AFFE*   October 14, 2014   April 30, 2017
Invesco Small Cap Growth Fund
   Class A Shares                             Contractual         2.00%             July 1, 2009     June 30, 2016
   Class B Shares                             Contractual         2.75%             July 1, 2009     June 30, 2016
   Class C Shares                             Contractual         2.75%             July 1, 2009     June 30, 2016
   Class R Shares                             Contractual         2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                            Contractual         1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                            Contractual         1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                             Contractual         1.75%             July 1, 2009     June 30, 2016
   Investor Class Shares                      Contractual         2.00%             July 1, 2009     June 30, 2016
Invesco U.S. Mortgage Fund
   Class A Shares                             Contractual         1.50%             July 1, 2012     June 30, 2016
   Class B Shares                             Contractual         2.25%             July 1, 2012     June 30, 2016
   Class C Shares                             Contractual         2.25%             July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual         1.25%             July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual         1.25%             July 1, 2012     June 30, 2016

See page 17 for footnotes to Exhibit A

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                          ------------ ----------  ------------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                             Contractual    2.25%        July 1, 2009       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2009       June 30, 2016
Invesco European Growth Fund
   Class A Shares                             Contractual    2.25%        July 1, 2009       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class R Shares                             Contractual    2.50%        July 1, 2009       June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2009       June 30, 2016
   Investor Class Shares                      Contractual    2.25%        July 1, 2009       June 30, 2016
Invesco Global Growth Fund
   Class A Shares                             Contractual    1.31%      October 1, 2015    February 28, 2017
   Class B Shares                             Contractual    2.06%      October 1, 2015    February 28, 2017
   Class C Shares                             Contractual    2.06%      October 1, 2015    February 28, 2017
   Class R5 Shares                            Contractual    1.06%      October 1, 2015    February 28, 2017
   Class R6 Shares                            Contractual    1.06%      October 1, 2015    February 28, 2017
   Class Y Shares                             Contractual    1.06%      October 1, 2015    February 28, 2017
Invesco Global Opportunities Fund
   Class A Shares                             Contractual    1.36%       August 1, 2012    February 28, 2017
   Class C Shares                             Contractual    2.11%       August 1, 2012    February 28, 2017
   Class R Shares                             Contractual    1.61%       August 1, 2012    February 28, 2017
   Class R5 Shares                            Contractual    1.11%       August 1, 2012    February 28, 2017
   Class R6 Shares                            Contractual    1.11%     September 24, 2012  February 28, 2017
   Class Y Shares                             Contractual    1.11%       August 1, 2012    February 28, 2017
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                             Contractual    2.25%        July 1, 2009       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual    2.00%        July 1, 2009       June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2009       June 30, 2016
Invesco International Companies Fund
   Class A Shares                             Contractual    1.33%     December 21, 2015   February 28, 2017
   Class C Shares                             Contractual    2.08%     December 21, 2015   February 28, 2017
   Class R Shares                             Contractual    1.58%     December 21, 2015   February 28, 2017
   Class R5 Shares                            Contractual    1.08%     December 21, 2015   February 28, 2017
   Class R6 Shares                            Contractual    1.08%     December 21, 2015   February 28, 2017
   Class Y Shares                             Contractual    1.08%     December 21, 2015   February 28, 2017
Invesco International Core Equity Fund
   Class A Shares                             Contractual    2.25%        July 1, 2009       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2009       June 30, 2016
   Class R Shares                             Contractual    2.50%        July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual    2.00%        July 1, 2009       June 30, 2016
   Class R6 Shares                            Contractual    2.00%     September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2009       June 30, 2016
   Investor Class Shares                      Contractual    2.25%        July 1, 2009       June 30, 2016

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                          ------------ ----------  ------------------- -----------------
Invesco International Growth Fund
   Class A Shares                             Contractual    2.25%        July 1, 2013       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2013       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2013       June 30, 2016
   Class R Shares                             Contractual    2.50%        July 1, 2013       June 30, 2016
   Class R5 Shares                            Contractual    2.00%        July 1, 2013       June 30, 2016
   Class R6 Shares                            Contractual    2.00%        July 1, 2013       June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2013       June 30, 2016
Invesco Select Opportunities Fund
   Class A Shares                             Contractual    1.51%       August 1, 2012    February 28, 2017
   Class C Shares                             Contractual    2.26%       August 1, 2012    February 28, 2017
   Class R Shares                             Contractual    1.76%       August 1, 2012    February 28, 2017
   Class R5 Shares                            Contractual    1.26%       August 1, 2012    February 28, 2017
   Class R6 Shares                            Contractual    1.26%     September 24, 2012  February 28, 2017
   Class Y Shares                             Contractual    1.26%       August 1, 2012    February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                          ------------ ----------  ------------------- -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                             Contractual    1.62%     December 17, 2013   February 28, 2017
   Class C Shares                             Contractual    2.37%     December 17, 2013   February 28, 2017
   Class R Shares                             Contractual    1.87%     December 17, 2013   February 28, 2017
   Class R5 Shares                            Contractual    1.37%     December 17, 2013   February 28, 2017
   Class R6 Shares                            Contractual    1.37%     December 17, 2013   February 28, 2017
   Class Y Shares                             Contractual    1.37%     December 17, 2013   February 28, 2017
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                             Contractual    2.00%        July 1, 2012       June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2012       June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2012       June 30, 2016
   Class R Shares                             Contractual    2.25%        July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual    1.75%     September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2012       June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                             Contractual    2.00%        July 1, 2014       June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2014       June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2014       June 30, 2016
   Class R Shares                             Contractual    2.25%        July 1, 2014       June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2014       June 30, 2016
   Class R6 Shares                            Contractual    1.75%        July 1, 2014       June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2014       June 30, 2016
Invesco Developing Markets Fund
   Class A Shares                             Contractual    2.25%        July 1, 2012       June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2012       June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual    2.00%        July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual    2.00%     September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2012       June 30, 2016

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                          ------------ --------------------- ------------------- -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                             Contractual         1.85%             May 11, 2011     February 28, 2017
   Class C Shares                             Contractual         2.60%             May 11, 2011     February 28, 2017
   Class R Shares                             Contractual         2.10%             May 11, 2011     February 28, 2017
   Class R5 Shares                            Contractual         1.60%             May 11, 2011     February 28, 2017
   Class R6 Shares                            Contractual         1.60%          September 24, 2012  February 28, 2017
   Class Y Shares                             Contractual         1.60%             May 11, 2011     February 28, 2017
Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                             Contractual         1.24%            June 14, 2010     February 28, 2017
   Class B Shares                             Contractual         1.99%            June 14, 2010     February 28, 2017
   Class C Shares                             Contractual         1.99%            June 14, 2010     February 28, 2017
   Class R Shares                             Contractual         1.49%            June 14, 2010     February 28, 2017
   Class Y Shares                             Contractual         0.99%            June 14, 2010     February 28, 2017
   Class R5 Shares                            Contractual         0.99%            June 14, 2010     February 28, 2017
   Class R6 Shares                            Contractual         0.99%          September 24, 2012  February 28, 2017
Invesco Endeavor Fund
   Class A Shares                             Contractual         2.00%             July 1, 2009       June 30, 2016
   Class B Shares                             Contractual         2.75%             July 1, 2009       June 30, 2016
   Class C Shares                             Contractual         2.75%             July 1, 2009       June 30, 2016
   Class R Shares                             Contractual         2.25%             July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual         1.75%             July 1, 2009       June 30, 2016
   Class R6 Shares                            Contractual         1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual         1.75%             July 1, 2009       June 30, 2016
Invesco Global Health Care Fund
   Class A Shares                             Contractual         2.00%             July 1, 2012       June 30, 2016
   Class B Shares                             Contractual         2.75%             July 1, 2012       June 30, 2016
   Class C Shares                             Contractual         2.75%             July 1, 2012       June 30, 2016
   Class Y Shares                             Contractual         1.75%             July 1, 2012       June 30, 2016
   Investor Class Shares                      Contractual         2.00%             July 1, 2012       June 30, 2016
Invesco Global Infrastructure Fund
   Class A Shares                             Contractual         1.40%             May 2, 2014      February 28, 2017
   Class C Shares                             Contractual         2.15%             May 2, 2014      February 28, 2017
   Class R Shares                             Contractual         1.65%             May 2, 2014      February 28, 2017
   Class Y Shares                             Contractual         1.15%             May 2, 2014      February 28, 2017
   Class R5 Shares                            Contractual         1.15%             May 2, 2014      February 28, 2017
   Class R6 Shares                            Contractual         1.15%             May 2, 2014      February 28, 2017
Invesco Global Markets Strategy Fund/5/
   Class A Shares                             Contractual  1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares                             Contractual  2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares                             Contractual  2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares                             Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
Invesco Global Markets Strategy Fund/5/
   Class A Shares                             Contractual         1.65%            March 1, 2016     February 28, 2017
   Class C Shares                             Contractual         2.40%            March 1, 2016     February 28, 2017
   Class R Shares                             Contractual         1.90%            March 1, 2016     February 28, 2017
   Class R5 Shares                            Contractual         1.40%            March 1, 2016     February 28, 2017
   Class R6 Shares                            Contractual         1.40%            March 1, 2016     February 28, 2017
   Class Y Shares                             Contractual         1.40%            March 1, 2016     February 28, 2017

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                          ------------ --------------------- ------------------- -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual         1.62%          December 17, 2013   February 28, 2017
   Class C Shares                             Contractual         2.37%          December 17, 2013   February 28, 2017
   Class R Shares                             Contractual         1.87%          December 17, 2013   February 28, 2017
   Class R5 Shares                            Contractual         1.37%          December 17, 2013   February 28, 2017
   Class R6 Shares                            Contractual         1.37%          December 17, 2013   February 28, 2017
   Class Y Shares                             Contractual         1.37%          December 17, 2013   February 28, 2017
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual  1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares                             Contractual  2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares                             Contractual  2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares                             Contractual  1.55% less net AFFE*  December 17, 2013   February 29, 2016
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual         1.65%            March 1, 2016     February 28, 2017
   Class C Shares                             Contractual         2.40%            March 1, 2016     February 28, 2017
   Class R Shares                             Contractual         1.90%            March 1, 2016     February 28, 2017
   Class R5 Shares                            Contractual         1.40%            March 1, 2016     February 28, 2017
   Class R6 Shares                            Contractual         1.40%            March 1, 2016     February 28, 2017
   Class Y Shares                             Contractual         1.40%            March 1, 2016     February 28, 2017
Invesco Greater China Fund
   Class A Shares                             Contractual         2.25%             July 1, 2009       June 30, 2016
   Class B Shares                             Contractual         3.00%             July 1, 2009       June 30, 2016
   Class C Shares                             Contractual         3.00%             July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual         2.00%             July 1, 2009       June 30, 2016
   Class Y Shares                             Contractual         2.00%             July 1, 2009       June 30, 2016
Invesco International Total Return Fund
   Class A Shares                             Contractual         1.10%            March 31, 2006    February 28, 2017
   Class B Shares                             Contractual         1.85%            March 31, 2006    February 28, 2017
   Class C Shares                             Contractual         1.85%            March 31, 2006    February 28, 2017
   Class R5 Shares                            Contractual         0.85%           October 3, 2008    February 28, 2017
   Class R6 Shares                            Contractual         0.85%          September 24, 2012  February 28, 2017
   Class Y Shares                             Contractual         0.85%            March 31, 2006    February 28, 2017
Invesco Long/Short Equity Fund
   Class A Shares                             Contractual         1.87%          December 17, 2013   February 28, 2017
   Class C Shares                             Contractual         2.62%          December 17, 2013   February 28, 2017
   Class R Shares                             Contractual         2.12%          December 17, 2013   February 28, 2017
   Class R5 Shares                            Contractual         1.62%          December 17, 2013   February 28, 2017
   Class R6 Shares                            Contractual         1.62%          December 17, 2013   February 28, 2017
   Class Y Shares                             Contractual         1.62%          December 17, 2013   February 28, 2017
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual         1.72%          December 17, 2013   February 28, 2017
   Class C Shares                             Contractual         2.47%          December 17, 2013   February 28, 2017
   Class R Shares                             Contractual         1.97%          December 17, 2013   February 28, 2017
   Class R5 Shares                            Contractual         1.47%          December 17, 2013   February 28, 2017
   Class R6 Shares                            Contractual         1.47%          December 17, 2013   February 28, 2017
   Class Y Shares                             Contractual         1.47%          December 17, 2013   February 28, 2017
Invesco MLP Fund
   Class A Shares                             Contractual         1.50%           August 29, 2014    February 28, 2017
   Class C Shares                             Contractual         2.25%           August 29, 2014    February 28, 2017
   Class R Shares                             Contractual         1.75%           August 29, 2014    February 28, 2017
   Class R5 Shares                            Contractual         1.25%           August 29, 2014    February 28, 2017
   Class R6 Shares                            Contractual         1.25%           August 29, 2014    February 28, 2017
   Class Y Shares                             Contractual         1.25%           August 29, 2014    February 28, 2017

See page 17 for footnotes to Exhibit A

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT           DATE
----                                          ------------ --------------------- ------------------ -----------------
Invesco Macro International Equity Fund
   Class A Shares                             Contractual         1.43%          December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.18%          December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         1.68%          December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.18%          December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.18%          December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.18%          December 17, 2013  February 28, 2017
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual         1.87%          December 17, 2013  February 28, 2017
   Class C Shares                             Contractual         2.62%          December 17, 2013  February 28, 2017
   Class R Shares                             Contractual         2.12%          December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual         1.62%          December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual         1.62%          December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual         1.62%          December 17, 2013  February 28, 2017
Invesco Pacific Growth Fund
   Class A Shares                             Contractual         2.25%            July 1, 2012       June 30, 2016
   Class B Shares                             Contractual         3.00%            July 1, 2012       June 30, 2016
   Class C Shares                             Contractual         3.00%            July 1, 2012       June 30, 2016
   Class R Shares                             Contractual         2.50%            July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual         2.00%            July 1, 2012       June 30, 2016
   Class Y Shares                             Contractual         2.00%            July 1, 2012       June 30, 2016
Invesco Premium Income Fund
   Class A Shares                             Contractual         1.05%            March 1, 2015    February 28, 2017
   Class C Shares                             Contractual         1.80%            March 1, 2015    February 28, 2017
   Class R Shares                             Contractual         1.30%            March 1, 2015    February 28, 2017
   Class R5 Shares                            Contractual         0.80%            March 1, 2015    February 28, 2017
   Class R6 Shares                            Contractual         0.80%            March 1, 2015    February 28, 2017
   Class Y Shares                             Contractual         0.80%            March 1, 2015    February 28, 2017
Invesco Select Companies Fund
   Class A Shares                             Contractual         2.00%            July 1, 2009       June 30, 2016
   Class B Shares                             Contractual         2.75%            July 1, 2009       June 30, 2016
   Class C Shares                             Contractual         2.75%            July 1, 2009       June 30, 2016
   Class R Shares                             Contractual         2.25%            July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual         1.75%            July 1, 2009       June 30, 2016
   Class Y Shares                             Contractual         1.75%            July 1, 2009       June 30, 2016
Invesco Strategic Income Fund
   Class A Shares                             Contractual  0.85% less net AFFE*     May 2, 2014     February 28, 2017
   Class C Shares                             Contractual  1.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R Shares                             Contractual  1.10% less net AFFE*     May 2, 2014     February 28, 2017
   Class Y Shares                             Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R5 Shares                            Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R6 Shares                            Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017
Invesco Unconstrained Bond Fund
   Class A Shares                             Contractual  1.04% less net AFFE*  October 14, 2014   February 28, 2017
   Class C Shares                             Contractual  1.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R Shares                             Contractual  1.29% less net AFFE*  October 14, 2014   February 28, 2017
   Class Y Shares                             Contractual  0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R5 Shares                            Contractual  0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R6 Shares                            Contractual  0.79% less net AFFE*  October 14, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT           DATE
----                                          ------------ ----------  ------------------- -----------------
Invesco Corporate Bond Fund
   Class A Shares                             Contractual   1.50%         July 1, 2012       June 30, 2016
   Class B Shares                             Contractual   2.25%         July 1, 2012       June 30, 2016
   Class C Shares                             Contractual   2.25%         July 1, 2012       June 30, 2016
   Class R Shares                             Contractual   1.75%         July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual   1.25%         July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual   1.25%      September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual   1.25%         July 1, 2012       June 30, 2016
Invesco Global Real Estate Fund
   Class A Shares                             Contractual   2.00%         July 1, 2009       June 30, 2016
   Class B Shares                             Contractual   2.75%         July 1, 2009       June 30, 2016
   Class C Shares                             Contractual   2.75%         July 1, 2009       June 30, 2016
   Class R Shares                             Contractual   2.25%         July 1, 2009       June 30, 2016
   Class R5 Shares                            Contractual   1.75%         July 1, 2009       June 30, 2016
   Class R6 Shares                            Contractual   1.75%      September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual   1.75%         July 1, 2009       June 30, 2016
Invesco High Yield Fund
   Class A Shares                             Contractual   1.50%         July 1, 2013       June 30, 2016
   Class B Shares                             Contractual   2.25%         July 1, 2013       June 30, 2016
   Class C Shares                             Contractual   2.25%         July 1, 2013       June 30, 2016
   Class R5 Shares                            Contractual   1.25%         July 1, 2013       June 30, 2016
   Class R6 Shares                            Contractual   1.25%         July 1, 2013       June 30, 2016
   Class Y Shares                             Contractual   1.25%         July 1, 2013       June 30, 2016
   Investor Class Shares                      Contractual   1.50%         July 1, 2013       June 30, 2016
Invesco Limited Maturity Treasury Fund
   Class A Shares                             Contractual   1.50%         July 1, 2012       June 30, 2016
   Class A2 Shares                            Contractual   1.40%         July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual   1.25%         July 1, 2012       June 30, 2016
   Class Y Shares                             Contractual   1.25%         July 1, 2012       June 30, 2016
Invesco Short Duration Inflation Protected
  Fund
   Class A Shares                             Contractual   0.55%      December 31, 2015   December 31, 2016
   Class A2 Shares                            Contractual   0.45%      December 31, 2015   December 31, 2016
   Class R5 Shares                            Contractual   0.30%      December 31, 2015   December 31, 2016
   Class R6 Shares                            Contractual   0.30%      December 31, 2015   December 31, 2016
   Class Y Shares                             Contractual   0.30%      December 31, 2015   December 31, 2016
Invesco Real Estate Fund
   Class A Shares                             Contractual   2.00%         July 1, 2012       June 30, 2016
   Class B Shares                             Contractual   2.75%         July 1, 2012       June 30, 2016
   Class C Shares                             Contractual   2.75%         July 1, 2012       June 30, 2016
   Class R Shares                             Contractual   2.25%         July 1, 2012       June 30, 2016
   Class R5 Shares                            Contractual   1.75%         July 1, 2012       June 30, 2016
   Class R6 Shares                            Contractual   1.75%      September 24, 2012    June 30, 2016
   Class Y Shares                             Contractual   1.75%         July 1, 2012       June 30, 2016
   Investor Class Shares                      Contractual   2.00%         July 1, 2012       June 30, 2016
Invesco Short Term Bond Fund
   Class A Shares                             Contractual   1.40%         July 1, 2013       June 30, 2016
   Class C Shares                             Contractual  1.75%/2/       July 1, 2013       June 30, 2016
   Class R Shares                             Contractual   1.75%         July 1, 2013       June 30, 2016
   Class R5 Shares                            Contractual   1.25%         July 1, 2013       June 30, 2016
   Class R6 Shares                            Contractual   1.25%         July 1, 2013       June 30, 2016
   Class Y Shares                             Contractual   1.25%         July 1, 2013       June 30, 2016

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ----------  -----------------  -------------
Invesco U.S. Government Fund
   Class A Shares                             Contractual    1.50%       July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.25%       July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.25%       July 1, 2012     June 30, 2016
   Class R Shares                             Contractual    1.75%       July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.25%       July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.25%       July 1, 2012     June 30, 2016
   Investor Class Shares                      Contractual    1.50%       July 1, 2012     June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                          ------------ ----------  ------------------- ---------------
Invesco American Value Fund
   Class A Shares                             Contractual    2.00%        July 1, 2013      June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2013      June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2013      June 30, 2016
   Class R Shares                             Contractual    2.25%        July 1, 2013      June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2013      June 30, 2016
   Class R6 Shares                            Contractual    1.75%        July 1, 2013      June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2013      June 30, 2016
Invesco Comstock Fund
   Class A Shares                             Contractual    2.00%        July 1, 2012      June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
   Class R Shares                             Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2012      June 30, 2016
   Class R6 Shares                            Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2012      June 30, 2016
Invesco Energy Fund
   Class A Shares                             Contractual    2.00%        July 1, 2009      June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual    1.75%        July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2009      June 30, 2016
   Investor Class Shares                      Contractual    2.00%        July 1, 2009      June 30, 2016
Invesco Dividend Income Fund
   Class A Shares                             Contractual    1.14%     September 1, 2014   August 31, 2016
   Class B Shares                             Contractual    1.89%     September 1, 2014   August 31, 2016
   Class C Shares                             Contractual    1.89%     September 1, 2014   August 31, 2016
   Class R5 Shares                            Contractual    0.89%     September 1, 2014   August 31, 2016
   Class R6 Shares                            Contractual    0.89%     September 1, 2014   August 31, 2016
   Class Y Shares                             Contractual    0.89%     September 1, 2014   August 31, 2016
   Investor Class Shares                      Contractual    1.14%     September 1, 2014   August 31, 2016
Invesco Gold & Precious Metals Fund
   Class A Shares                             Contractual    2.00%        July 1, 2009      June 30, 2016
   Class B Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
   Class C Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual    1.75%        July 1, 2009      June 30, 2016
   Investor Class Shares                      Contractual    2.00%        July 1, 2009      June 30, 2016
Invesco Mid Cap Growth Fund
   Class A Shares                             Contractual    2.00%       August 1, 2015     June 30, 2016
   Class B Shares                             Contractual    2.75%       August 1, 2015     June 30, 2016
   Class C Shares                             Contractual    2.75%       August 1, 2015     June 30, 2016
   Class R Shares                             Contractual    2.25%       August 1, 2015     June 30, 2016
   Class R5 Shares                            Contractual    1.75%       August 1, 2015     June 30, 2016
   Class R6 Shares                            Contractual    1.75%       August 1, 2015     June 30, 2016
   Class Y Shares                             Contractual    1.75%       August 1, 2015     June 30, 2016

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ----------  ------------------ -------------
Invesco Small Cap Value Fund
   Class A Shares                             Contractual    2.00%       July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.75%       July 1, 2012     June 30, 2016
Invesco Technology Fund
   Class A Shares                             Contractual    2.00%       July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.75%       July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.75%       July 1, 2012     June 30, 2016
   Investor Class Shares                      Contractual    2.00%       July 1, 2012     June 30, 2016
Invesco Technology Sector Fund
   Class A Shares                             Contractual    2.00%     February 12, 2010  June 30, 2016
   Class B Shares                             Contractual    2.75%     February 12, 2010  June 30, 2016
   Class C Shares                             Contractual    2.75%     February 12, 2010  June 30, 2016
   Class Y Shares                             Contractual    1.75%     February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund
   Class A Shares                             Contractual    2.00%       July 1, 2012     June 30, 2016
   Class B Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class C Shares                             Contractual    2.75%       July 1, 2012     June 30, 2016
   Class R Shares                             Contractual    2.25%       July 1, 2012     June 30, 2016
   Class R5 Shares                            Contractual    1.75%       July 1, 2012     June 30, 2016
   Class Y Shares                             Contractual    1.75%       July 1, 2012     June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                              Contractual/  Expense    Effective Date of   Expiration
Fund                                           Voluntary   Limitation   Current Limit         Date
----                                          ------------ ----------  -----------------  -------------
Invesco High Yield Municipal Fund
   Class A Shares                             Contractual    1.50%      July 1, 2012      June 30, 2016
   Class B Shares                             Contractual    2.25%      July 1, 2012      June 30, 2016
   Class C Shares                             Contractual    2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                            Contractual    1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                             Contractual    1.25%      July 1, 2012      June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund
   Class A Shares                             Contractual    0.80%      July 1, 2013      June 30, 2016
   Class B Shares                             Contractual    1.55%      July 1, 2013      June 30, 2016
   Class C Shares                             Contractual    1.55%      July 1, 2013      June 30, 2016
   Class Y Shares                             Contractual    0.55%      July 1, 2013      June 30, 2016
Invesco Municipal Income Fund
   Class A Shares                             Contractual    1.50%      July 1, 2013      June 30, 2016
   Class B Shares                             Contractual    2.25%      July 1, 2013      June 30, 2016
   Class C Shares                             Contractual    2.25%      July 1, 2013      June 30, 2016
   Class Y Shares                             Contractual    1.25%      July 1, 2013      June 30, 2016
   Investor Class                             Contractual    1.50%      July 15, 2013     June 30, 2016
Invesco New York Tax Free Income Fund
   Class A Shares                             Contractual    1.50%      July 1, 2012      June 30, 2016
   Class B Shares                             Contractual    2.25%      July 1, 2012      June 30, 2016
   Class C Shares                             Contractual    2.25%      July 1, 2012      June 30, 2016
   Class Y Shares                             Contractual    1.25%      July 1, 2012      June 30, 2016
Invesco Limited Term Municiipal Income Fund                             July 1, 2012
   Class A Shares                             Contractual    1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                            Contractual    1.25%        June 30,        June 30, 2016
   Class C Shares                             Contractual    2.25%          2013          June 30, 2016
   Class R5 Shares                            Contractual    1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                             Contractual    1.25%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                          ------------ ----------  -----------------  -----------------
Invesco Conservative Income Fund
   Institutional Class                        Contractual    0.28%       July 1, 2014     December 31, 2016

                           INVESCO SECURITIES TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                          ------------ ----------  -----------------  -----------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                        Contractual    1.15%     January 16, 2013   February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                          ------------ ----------  -----------------  -----------------
Government & Agency Portfolio
   Cash Management Class                      Contractual  0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.17%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual  0.30%/2/      July 1, 2009     December 31, 2016
Government TaxAdvantage Portfolio
   Cash Management Class                      Contractual  0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.17%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.39%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual  0.30%/2/      July 1, 2009     December 31, 2016
Liquid Assets Portfolio
   Cash Management Class                      Contractual  0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.17%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual   0.34%        July 1, 2009     December 31, 2016
STIC Prime Portfolio
   Cash Management Class                      Contractual  0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.17%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual  0.30%/2/      July 1, 2009     December 31, 2016
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                      Contractual  0.33%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.28%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.25%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.80%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.50%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.12%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual  0.41%/2/      July 1, 2009     December 31, 2016
Treasury Portfolio
   Cash Management Class                      Contractual  0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                            Contractual   0.17%        July 1, 2009     December 31, 2016
   Institutional Class                        Contractual   0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class                  Contractual  0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class                   Contractual  0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                              Contractual  1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                             Contractual  0.30%/2/      July 1, 2009     December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                          ------------ --------------------- -----------------  --------------
Invesco V.I. American Franchise Fund
   Series I Shares                            Contractual         2.00%            July 1, 2014     June 30, 2016
   Series II Shares                           Contractual         2.25%            July 1, 2014     June 30, 2016
Invesco V.I. American Value Fund
   Series I Shares                            Contractual         2.00%            July 1, 2012     June 30, 2016
   Series II Shares                           Contractual         2.25%            July 1, 2012     June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                            Contractual  0.80% less net AFFE*    May 1, 2014      April 30, 2017
   Series II Shares                           Contractual  1.05% less net AFFE*    May 1, 2014      April 30, 2017
Invesco V.I. Comstock Fund
   Series I Shares                            Contractual         0.78%            May 1, 2013      April 30, 2017
   Series II Shares                           Contractual         1.03%            May 1, 2013      April 30, 2017
Invesco V.I. Core Equity Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013      June 30, 2016
   Series II Shares                           Contractual         2.25%            May 1, 2013      June 30, 2016
Invesco V.I. Core Plus Bond Fund
   Series I Shares                            Contractual         0.61%           April 30, 2015    April 30, 2017
   Series II Shares                           Contractual         0.86%           April 30, 2015    April 30, 2017
Invesco V.I. Diversified Dividend Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013      June 30, 2016
   Series II Shares                           Contractual         2.25%            May 1, 2013      June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                            Contractual         2.00%            July 1, 2012     June 30, 2016
   Series II Shares                           Contractual         2.25%            July 1, 2012     June 30, 2016
Invesco V.I. Equity and Income Fund
   Series I Shares                            Contractual         1.50%            July 1, 2012     June 30, 2016
   Series II Shares                           Contractual         1.75%            July 1, 2012     June 30, 2016
Invesco V.I. Global Core Equity Fund
   Series I Shares                            Contractual         2.25%            July 1, 2012     June 30, 2016
   Series II Shares                           Contractual         2.50%            July 1, 2012     June 30, 2016
Invesco V.I. Global Health Care Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013      June 30, 2016
   Series II Shares                           Contractual         2.25%            May 1, 2013      June 30, 2016
Invesco V.I. Global Real Estate Fund
   Series I Shares                            Contractual         2.00%            May 1, 2013      June 30, 2016
   Series II Shares                           Contractual         2.25%            May 1, 2013      June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ----------  -----------------  --------------
Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual    1.50%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    1.75%       May 1, 2013      June 30, 2016
Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual    0.78%       May 1, 2013      April 30, 2017
   Series II Shares                           Contractual    1.03%       May 1, 2013      April 30, 2017
Invesco V.I. High Yield Fund
   Series I Shares                            Contractual    1.50%       May 1, 2014      June 30, 2016
   Series II Shares                           Contractual    1.75%       May 1, 2014      June 30, 2016
Invesco V.I. International Growth Fund
   Series I Shares                            Contractual    2.25%       July 1, 2012     June 30, 2016
   Series II Shares                           Contractual    2.50%       July 1, 2012     June 30, 2016
Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual    2.00%       May 1, 2015      June 30, 2016
   Series II Shares                           Contractual    2.25%       May 1, 2015      June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    2.25%       May 1, 2013      June 30, 2016
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual    2.00%       July 1, 2014     June 30, 2016
   Series II Shares                           Contractual    2.25%       July 1, 2014     June 30, 2016
Invesco V.I. Money Market Fund
   Series I Shares                            Contractual    1.50%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    1.75%       May 1, 2013      June 30, 2016
Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual    2.00%       July 1, 2012     June 30, 2016
   Series II Shares                           Contractual    2.25%       July 1, 2012     June 30, 2016
Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    2.25%       May 1, 2013      June 30, 2016
Invesco V.I. Technology Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    2.25%       May 1, 2013      June 30, 2016
Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual    2.00%       May 1, 2013      June 30, 2016
   Series II Shares                           Contractual    2.25%       May 1, 2013      June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  COMMITMENT
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT      END DATE
----                                          ------------ ----------  -----------------  ----------
Invesco California Value Municipal Income
  Trust                                        Voluntary     0.73%       July 1, 2015        N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  COMMITMENT
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT      END DATE
----                                          ------------ ----------  -----------------  ----------
Invesco Municipal Opportunity Trust            Voluntary     0.89%     November 1, 2014      N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  COMMITMENT
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT      END DATE
----                                          ------------ ----------  -----------------  ----------
Invesco Quality Municipal Income Trust         Voluntary     0.50%     October 15, 2012      N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  COMMITMENT
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT      END DATE
----                                          ------------ ----------  -----------------  ----------
Invesco Trust for Investment Grade New York
  Municipals                                   Voluntary     0.69%     August 27, 2012       N/A

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